                                                 Filed Pursuant to Rule 497(e)
                                                     Registration No. 33-16439

ROBERTSON STEPHENS MUTUAL FUNDS
555 California Street
Suite 2600
San Francisco, CA 94104
800-766-FUND

PROSPECTUS
August 15, 1996

REVISED OCTOBER 11, 1996


Robertson Stephens Investment Trust is offering shares of eleven mutual funds by this Prospectus. The Funds make available the expertise of the investment professionals at Robertson Stephens Investment Management:

THE CONTRARIAN FUND-TM- seeks maximum long-term growth by investing in growing companies worldwide that have been overlooked by other investors. The Contrarian Fund-TM- also seeks to take advantage of both rising and, to a lesser degree, declining markets. The Fund may borrow money in an attempt to increase its investment return.

THE ROBERTSON STEPHENS DEVELOPING COUNTRIES FUND seeks long-term capital appreciation by investing primarily in developing country equity securities. The Fund may borrow money in an attempt to increase its investment return.

THE ROBERTSON STEPHENS DIVERSIFIED GROWTH FUND seeks long-term capital growth by investing primarily in equity securities, focusing on small- and mid-cap companies, to create a portfolio broadly diversified over industries and companies.

THE ROBERTSON STEPHENS EMERGING GROWTH FUND seeks capital appreciation by investing primarily in common stocks of emerging growth companies with above-average growth prospects.

THE ROBERTSON STEPHENS GLOBAL LOW-PRICED STOCK FUND seeks long-term growth of capital by investing in low-priced stocks of companies around the world.

THE ROBERTSON STEPHENS GLOBAL NATURAL RESOURCES FUND seeks long-term capital appreciation by investing in securities of issuers, located anywhere in the world, in the natural resources industries.

THE ROBERTSON STEPHENS GROWTH & INCOME FUND seeks long-term total return by investing in equity securities and debt securities, focusing on small- and mid-cap companies that offer potential for capital appreciation, current income, or both.

THE INFORMATION AGE FUND-TM- seeks long-term capital appreciation by aggressive investing primarily in companies within the information technology sector.

THE ROBERTSON STEPHENS MICROCAP GROWTH FUND seeks long-term capital appreciation by investing primarily in "micro-cap" companies -- companies with market capitalizations of $250 million or less.

THE ROBERTSON STEPHENS PARTNERS FUND seeks long-term growth by investing primarily in equity securities of U.S. small-cap companies, using a value methodology combining Graham & Dodd balance sheet analysis with cash flow analysis.

THE ROBERTSON STEPHENS VALUE + GROWTH FUND seeks capital appreciation by investing primarily in growth companies with favorable relationships between price/earnings ratios and growth rates, in sectors offering the potential for above-average returns.

THIS PROSPECTUS EXPLAINS CONCISELY THE INFORMATION ABOUT THE TRUST THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING IN THE FUNDS. Please read it carefully and keep it for future reference. Investors can find more detailed information about the Funds in the August 15, 1996, Statement of Additional Information, as amended from time to time. For a free copy of the Statement of Additional Information, please call 1-800-766-FUND. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

EXPENSE SUMMARY
The following table summarizes an investor's maximum transaction costs from investing in shares of each of the Funds and expenses incurred by each of the Funds based on its most recent fiscal year (except in the case of Funds which have only recently commenced operations, where the table shows the expenses those Funds expect to incur in their first full year of operations). The Example shows the cumulative expenses attributable to a $1,000 investment in the Funds over specified periods.

    SHAREHOLDER TRANSACTION EXPENSES:
    Maximum Sales Load Imposed on Purchases...............................None
    Maximum Sales Load Imposed on Reinvested Dividends....................None
    Deferred Sales Load...................................................None
    Redemption Fee*.......................................................None
    Exchange Fee..........................................................None
---------------------------------------------------------------
    *A $9.00 fee is charged for redemptions made by bank wire.

    Annual Fund Operating Expenses (as a percentage of average net assets):

                                                               Global
                                 Devel-     Divers-            Low-     Global               Inform-
                                  oping      ified   Emerging  Priced   Natural    Growth &  ation     MicroCap            Value +
                Contrarian-TM-   Countries  Growth   Growth    Stock    Resources  Income    Age-TM-   Growth   Partners   Growth
----------------------------------------------------------------------------------------------------------------------------------
Management Fees         1.50%     1.25%     1.00%     1.00%     1.00%     1.00%     1.00%     1.00%     1.25%     1.25%     1.00%
Rule 12b-1 Expenses     0.75%     0.25%1    0.25%     0.25%     0.25%     0.25%     0.25%     0.25%     0.25%     0.25%     0.25%
OTHER EXPENSES          0.29%     0.33%1    0.60%*    0.39%     0.70%1*   0.70%1*   0.60%*    0.95%*    0.60%*    0.45%1*   0.20%
----------------------------------------------------------------------------------------------------------------------------------
Total Fund
Operating Expenses      2.54%     1.83%(1)  1.85%*    1.64%     1.95%(1)* 1.95%(1)* 1.85%*    2.20%*    2.10%*    1.95%(1)* 1.45%
----------------------------------------------------------------------------------------------------------------------------------

(1)Reflecting voluntary expense limitations.
* Estimated based on expected expenses during first full year of operations.

EXAMPLE
An investment of $1,000 in the Fund would incur the following expenses, assuming 5% annual return and redemption at the end of each period:

                                          1 Year    3 Years   5 Years   10 Years
The Contrarian Fund-TM-................     $26       $79       $135      $288
The Developing Countries Fund..........     $19       $58        $99      $215
The Diversified Growth Fund............     $19       $58        N/A       N/A
The Emerging Growth Fund...............     $17       $52        $89      $194
The Global Low-Priced Stock Fund.......     $20       $61        N/A       N/A
The Global Natural Resources Fund......     $20       $61        N/A       N/A
The Growth & Income Fund...............     $19       $58        N/A       N/A
The Information Age Fund-TM-...........     $22       $69        N/A       N/A
THE MICROCAP GROWTH FUND...............     $21       $66        N/A       N/A
The Partners Fund......................     $20       $61        N/A       N/A
The Value + Growth Fund................     $15       $46        $79      $174

This information is provided to help investors understand the operating expenses of the Funds. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. Other Expenses and Total Fund Operating Expenses for some of the Funds reflect voluntary expense limitations currently in effect. In the absence of those limitations, Other Expenses and Total Fund Operating Expenses, respectively, of those Funds would be as follows: Developing Countries Fund, 2.74% and 4.24%; Global Low-Priced Stock Fund, 5.65% and 6.90%; Global Natural Resources Fund, 4.95% and 6.20%; Partners Fund, 2.70% and 4.20%. In addition, Rule 12b-1 Expenses for the Developing Countries Fund have been restated to reflect a partial waiver of such Expenses. In the absence of that waiver, that Fund's Rule 12b-1 Expenses would be 0.50%. The Management Fees paid by the Funds are higher than those paid by most other mutual funds. Because of Rule 12b-1 fees paid by the Funds, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales load permitted under applicable broker-dealer sales rules.

FINANCIAL HIGHLIGHTS

THE CONTRARIAN FUND-TM- AND THE DEVELOPING COUNTRIES FUND
The financial highlights presented below, covering the life of each Fund through December 31, 1995, have been audited by Price Waterhouse LLP, independent accountants. The audited financial statements for these periods are contained in the Statement of Additional Information and may be obtained by shareholders upon request.



                                                                                                           The Developing
                                                                  The Contrarian Fund-TM-                   Countries Fund
---------------------------------------------------------------------------------------------------------------------------------
                                                                  Nine                Period From       Nine       Period From
                                                                 Months      Year        6/3/93         Months        5/2/94
                                                                 Ended       Ended      Through          Ended        Through
                                                               12/31/95     3/31/95     3/31/94        12/31/95       3/31/95
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.70       $12.34      $10.00          $8.57         $10.00
Income From Investment Operations:
Net investment income/(loss)                                    (0.01)       (0.04)      (0.02)         (0.03)          0.06
Net realized gain/(loss) and unrealized
appreciation/(depreciation) on investments                       3.09        (1.35)       2.36          (0.52)         (1.36)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 3.08        (1.39)       2.34          (0.55)         (1.30)
Distributions:
Dividends from net investment income                                -            -           -              -          (0.04)
Distribution from net realized capital gain                         -        (0.25)          -              -          (0.09)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                    -        (0.25)          -              -          (0.13)

Net asset value, end of period                                 $13.78       $10.70      $12.34          $8.02          $8.57
Total Return                                                    28.79%      (11.23)%     23.40%         (6.42)%       (13.14)%
Ratios/Supplemental Data:
Net assets, end of period (thousands)                        $507,477     $397,646    $484,951        $14,343         $8,345
Ratio of net operating expenses to average net assets            2.54%*       2.46%(1)    2.22%*         1.83%(2)*      3.15%(2)*
Ratio of net investment
income/(loss) to average
net assets                                                      (0.20)%*     (0.27)%(1)  (0.77)%*       (0.51)%(2)*     0.72%(2)*
Portfolio turnover rate                                            29%          79%         14%           103%           124%
---------------------------------------------------------------------------------------------------------------------------------


Per-share data is determined by using the average number of shares outstanding throughout the period.


*   ANNUALIZED.

(1) IF THE CONTRARIAN FUND-TM- HAD PAID ALL OF ITS EXPENSES AND THERE HAD BEEN NO REIMBURSEMENT BY ROBERTSON, STEPHENS & COMPANY INVESTMENT MANAGEMENT, L.P. ("RSIM, L.P."), THE RATIO OF EXPENSES TO AVERAGE NET ASSETS FOR THE YEAR ENDED MARCH 31, 1995, WOULD HAVE BEEN 2.58%, AND THE RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS WOULD HAVE BEEN (0.42)%.

(2) IF THE DEVELOPING COUNTRIES FUND HAD PAID ALL OF ITS EXPENSES AND THERE HAD BEEN NO REIMBURSEMENT BY RSIM, L.P., THE RATIO OF EXPENSES TO AVERAGE NET ASSETS FOR THE NINE MONTHS ENDED DECEMBER 31, 1995, AND THE PERIOD ENDED MARCH 31, 1995, WOULD HAVE BEEN 4.24% AND 3.46%, RESPECTIVELY, AND THE RATIO OF NET INVESTMENT (LOSS)/INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN (2.92)% AND 0.41%, RESPECTIVELY.

THE EMERGING GROWTH FUND
The financial highlights presented below, covering the life of the Fund through December 31, 1995, have been audited by Price Waterhouse LLP, independent accountants, for the years ended after December 31, 1990. The audited financial statements of the Fund for these periods are contained in the Statement of Additional Information and may be obtained by shareholders upon request.


                                                                                      Year ended December 31,
                                   NINE                         THREE
                                 MONTHS      YEAR      YEAR    MONTHS                                                   ONE MONTH
                                  ENDED     ENDED     ENDED     ENDED                                                      ENDED
                               12/31/95   3/31/95   3/31/94   3/31/93      1992      1991      1990      1989      1988  12/31/87
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period             $18.36    $18.37    $14.71    $16.77    $17.50    $11.67    $11.46    $ 9.09     $7.97     $6.32
Income from Investment
Operations:
 Net investment
   income/(loss)                  (0.15)    (0.17)    (0.40)    (0.02)    (0.15)    (0.09)     0.00     (0.09)    (0.21)    (0.02)
 Net realized and
   unrealized
   appreciation/
   (depreciation) on
   investments                     2.58      2.26      4.06     (2.04)    (0.31)     6.82      1.07      4.06      1.33      1.67
 Total from investment
  operations                       2.43      2.09      3.66     (2.06)    (0.46)     6.73      1.07      3.97      1.12      1.65
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
 Dividends from net
   investment income                ---       ---       ---       ---       ---       ---       ---       ---       ---       ---
 Distributions from net
   realized capital gain          (1.58)    (2.10)     0.00      0.00     (0.27)    (0.90)    (0.86)    (1.60)      ---       ---
 Total Distributions              (1.58)    (2.10)     0.00      0.00     (0.27)    (0.90)    (0.86)    (1.60)      ---       ---
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
 end of period                   $19.21    $18.36    $18.37    $14.71    $16.77    $17.50    $11.67    $11.46     $9.09     $7.97
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                      13.50%    12.01%    24.88%   (12.28)%   (2.55)%   58.70%     9.57%    44.45%    14.05%    26.11%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of
 period (thousands)            $167,728  $182,275  $168,192  $228,893  $277,531  $141,929   $22,931   $12,830    $7,583    $7,396
Ratio of net operating
 expenses to average
 net assets                        1.64%*    1.56%     1.60%     1.54%*    1.49%     1.59%     1.88%     2.15%     2.85%     0.25%
Ratio of net investment
 income/(loss) to
 average net assets               (0.99)%*  (0.96)%   (1.27)%   (0.61)%*  (0.92)%   (0.68)%   (0.02)%   (0.75)%   (2.44)%   (0.21)%
Portfolio turnover rate             147%      280%      274%       43%      124%      147%      272%      236%      139%        8%
-----------------------------------------------------------------------------------------------------------------------------------


Per-share data is determined by using the average number of shares outstanding throughout the period.

*   ANNUALIZED.

(1) DATA FOR 1987 IS LIMITED TO THE ONE MONTH AFTER THE EMERGING GROWTH FUND'S SHARES WERE FIRST OFFERED TO THE PUBLIC ON NOVEMBER 30, 1987. THE RATIOS AND PORTFOLIO TURNOVER RATE ARE NOT ANNUALIZED FOR THIS ONE MONTH.

THE GLOBAL LOW-PRICED STOCK FUND, THE GLOBAL NATURAL RESOURCES FUND, AND THE GROWTH & INCOME FUND
The financial highlights presented below, covering the life of each Fund through December 31, 1995, have been audited by Price Waterhouse LLP, independent accountants. The audited financial statements for these periods are contained in the Statement of Additional Information and may be obtained by shareholders upon request.



                                                      The Global Low-Priced  The Global Natural     The Growth &
                                                           Stock Fund         Resources Fund        Income Fund
                                                        PERIOD 11/15/95       PERIOD 11/15/95      PERIOD 7/12/95
                                                        THROUGH 12/31/95      THROUGH 12/31/95     THROUGH 12/31/95
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $10.00              $10.00              $10.00
Income From Investment Operations:
  Net investment income/(loss)                                 0.03                0.02                0.00
Net realized gain/(loss) and unrealized
    appreciation/(depreciation)
    on investments                                             0.42                0.10                1.24
  Total from investment operations                             0.45                0.12                1.24
Distributions:
  Dividends from net investment income                            -                   -                   -
  Distribution from net realized capital gain                     -                   -                   -
  Total from investment operations                                -                   -                   -
  Net asset value, end of period                             $10.45              $10.12              $11.24
  Total Return                                                 4.50%               1.20%              12.40%
Ratios/Supplemental Data:
  Net assets, end of period (thousands)                      $1,643                $792            $136,902
Ratio of net operating expenses to
  average net assets                                           1.91%(1)*           2.60%(2)*           1.94%*
Ratio of net investment income/(loss)
  to average net assets                                        2.06%(1)*           1.84%(2)*          (0.01)%*
Portfolio turnover rate                                           0%                  0%                 97%
--------------------------------------------------------------------------------------------------------------------



Per-share data is determined by using the average number of shares outstanding throughout the period.

*   ANNUALIZED.

(1) IF THE GLOBAL LOW-PRICED STOCK FUND HAD PAID ALL OF ITS EXPENSES AND HAD RECEIVED NO REIMBURSEMENT FROM ROBERTSON, STEPHENS & COMPANY INVESTMENT MANAGEMENT, L.P. ("RSIM, L.P."), THE RATIO OF EXPENSES TO AVERAGE NET ASSETS FOR THE PERIOD ENDED DECEMBER 31, 1995, WOULD HAVE BEEN 9.04%, AND THE RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS WOULD HAVE BEEN (5.07)%.

(2) IF THE GLOBAL NATURAL RESOURCES FUND HAD PAID ALL OF ITS EXPENSES AND HAD RECEIVED NO REIMBURSEMENT FROM RSIM, L.P., THE RATIO OF EXPENSES TO AVERAGE NET ASSETS FOR THE PERIOD ENDED DECEMBER 31, 1995, WOULD HAVE BEEN 14.25%, AND THE RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS WOULD HAVE BEEN (9.81)%.

THE INFORMATION AGE FUND-TM-, THE PARTNERS FUND, AND THE VALUE + GROWTH FUND
The financial highlights presented below, covering the life of each Fund through December 31, 1995, have been audited by Price Waterhouse LLP, independent accountants. The audited financial statements for these periods are contained in the Statement of Additional Information and may be obtained by shareholders upon request.


                                                       The              The
                                               Information         Partners
                                               Age Fund-TM-            Fund                  The Value + Growth Fund
                                                                                                                            PERIOD
                                                     PERIOD          PERIOD         NINE           YEAR           YEAR     4/21/92
                                           11/15/95 THROUGH 7/12/95 THROUGH  MONTHS ENDED          ENDED         ENDED     THROUGH
                                                   12/31/95        12/31/95      12/31/95        3/31/95        3/31/94    3/31/93
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $10.00         $10.00         $18.25         $13.56         $11.94     $10.00
Income From Investment Operations:
  Net investment income/(loss)                     (0.01)          0.06          (0.16)         (0.18)         (0.04)      0.12
  Net realized gain/(loss) and unrealized
    appreciation/(depreciation)
    on investments                                 (0.69)          0.33           4.57           5.07           1.99       1.88
  Total from investment operations                 (0.70)          0.39           4.41           4.89           1.95       2.00
Distributions:
  Dividends from net investment income                 -              -              -              -          (0.03)     (0.06)
  Distribution from net realized capital gain          -              -              -          (0.20)         (0.30)         -
Total from investment operations                       -              -              -          (0.20)         (0.33)     (0.06)
Net asset value, end of period                     $9.30         $10.39         $22.66         $18.25          13.56     $11.94
Total Return                                       (7.00)%         3.90%         24.16%         36.27%         16.32%     20.05%
Ratios/Supplemental Data:
Net assets, end of period (thousands)            $32,826         $7,480     $1,140,151       $428,903        $44,500    $17,833
Ratio of net operating expenses to
  average net assets                                2.13%*         2.41%1*        1.45%*         1.68%          1.55%(2)   1.33%(2)*
Ratio of net investment income/(loss)
  to average net assets                            (0.89)%*        1.34%1*       (1.04)%*       (1.09)%        (0.51)%(2)  1.26%(2)*
Portfolio turnover rate                               89%            71%           104%           232%           250%       210%
------------------------------------------------------------------------------------------------------------------------------------


Per-share data is determined by using the average number of shares outstanding throughout the period.

*   ANNUALIZED.

(1) If the Partners Fund had paid all of its expenses and there had been no reimbursement by Robertson, Stephens & Company Investment Management, L.P. ("RSIM, L.P."), the ratio of expenses to average net assets for the period ended December 31, 1995, would have been 5.12%, and the ratio of net investment loss to average net assets would have been (1.37)%.

(2) If the Value + Growth Fund had paid all of its expenses and had received no reimbursement from RSIM, L.P., the ratio of expenses to average net assets for the periods ended March 31, 1994, and March 31, 1993, would have been 2.35% and 2.71%, respectively, and the ratio of net investment income/(loss) to average net assets would have been (1.31)% and (0.12)%, respectively.

INVESTMENT OBJECTIVES AND POLICIES
The Robertson Stephens Mutual Funds are designed to make available to mutual fund investors the expertise of the investment professionals at Robertson, Stephens & Company Investment Management, L.P. and Robertson Stephens Investment Management, Inc. (Robertson, Stephens & Company Investment Management, L.P. and Robertson Stephens Investment Management, Inc. are referred to collectively in this Prospectus as "Robertson Stephens Investment Management").

THE FUNDS' INVESTMENT STRATEGIES AND PORTFOLIO INVESTMENTS WILL DIFFER FROM THOSE OF MOST OTHER MUTUAL FUNDS. ROBERTSON STEPHENS INVESTMENT MANAGEMENT SEEKS AGGRESSIVELY TO IDENTIFY FAVORABLE SECURITIES, ECONOMIC AND MARKET SECTORS, AND INVESTMENT OPPORTUNITIES THAT OTHER INVESTORS AND INVESTMENT ADVISERS MAY NOT HAVE IDENTIFIED. ROBERTSON STEPHENS INVESTMENT MANAGEMENT MAY DEVOTE MORE OF A FUND'S ASSETS TO PURSUING AN INVESTMENT OPPORTUNITY THAN MANY OTHER MUTUAL FUNDS MIGHT; IT MAY BUY OR SELL AN INVESTMENT AT TIMES DIFFERENT FROM WHEN MOST OTHER MUTUAL FUNDS MIGHT DO SO; AND IT MAY SELECT INVESTMENTS FOR THE FUND THAT WOULD BE INAPPROPRIATE FOR LESS AGGRESSIVE MUTUAL FUNDS. IN ADDITION, UNLIKE MOST OTHER MUTUAL FUNDS, MANY OF THE FUNDS MAY ENGAGE IN SHORT SALES OF SECURITIES WHICH INVOLVE SPECIAL RISKS.

None of the Funds, other than the Growth & Income Fund, invests for current income. Each of the Funds may hold a portion of its assets in cash or money market investments.

The investment policies of each Fund may, unless otherwise specifically stated, be changed by the Trustees of the Trust without shareholder approval, as may each Fund's investment objective. All percentage limitations on investments will apply at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. There can, of course, be no assurance that a Fund will achieve its investment objective.

For a description of certain risks associated with the Funds' investment practices, see "Other Investment Practices and Risk Considerations," below.

THE CONTRARIAN FUND-TM-
The Contrarian Fund's-TM- investment objective is maximum long-term growth. Normally, The Contrarian Fund-TM- seeks this growth by aggressive yet flexible investing worldwide in growing companies that are attractively priced. The Contrarian Fund-TM- focuses its investments primarily on equity securities of domestic, multinational, and foreign companies whose potential values generally have been overlooked by other investors. Such companies include attractively priced businesses that have not yet been discovered or become popular, previously unpopular companies with growth potential due to changed circumstances, companies that have declined in value and no longer command an investor following, and previously popular companies temporarily out of favor due to short-term factors.

In implementing its "contrarian" investment strategy, the Fund may take positions that are different from those taken by other mutual funds. For example, the Fund may sell the stocks of some issuers short, and may take positions in options and futures contracts in anticipation of a market decline. The Fund may also borrow money to purchase additional portfolio securities. The Fund is a non-diversified mutual fund.

THE DEVELOPING COUNTRIES FUND
The Developing Countries Fund's investment objective is long-term capital appreciation. The Fund invests primarily in a non-diversified portfolio of publicly traded developing country equity securities. The Fund may also, to a lesser degree, invest in private placements of developing country equity securities.


Developing country equity securities are securities which are principally traded in the capital markets of a developing country; securities of companies that derive at least 50% of their total revenues from either goods produced or services performed in developing countries or from sales made in developing countries, regardless of where the securities of such companies are principally traded; securities of companies organized under the laws of, and with a principal office in, a developing country; securities of investment companies (such as country funds) that principally invest in developing country securities; and American Depository Receipts (ADRs) and Global Depository Receipts

(GDRs) with respect to the securities of such companies. Developing countries are countries that in the opinion of Robertson Stephens Investment Management are generally considered to be developing countries by the international financial community. The Fund will normally invest at least 65% of its assets in developing country equity securities. The Fund may also borrow money to purchase additional portfolio securities. The Fund is a non-diversified mutual fund.

The Developing Countries Fund may invest up to 10% of its total assets in shares of other investment companies. Such other investment companies would likely pay expenses similar to those paid by the Fund, including, for example, advisory and administrative fees. Robertson Stephens Investment Management will waive its investment advisory fees on the Fund's assets invested in other open-end investment companies, to the extent of the advisory fees of those investment companies attributable to the Fund's investment.

In selecting investments for the Fund, Robertson Stephens Investment Management may consider a number of factors in evaluating potential investments, including political risks, classic macroeconomic variables, and equity market valuations. Robertson Stephens Investment Management may also focus on the quality of a company's management, the company's growth prospects, and the financial well being of the company. The Developing Countries Fund's investments generally will reflect a broad cross-section of countries, industries, and companies in order to minimize risk. In situations where the market for a particular security is determined by Robertson Stephens Investment Management to be sufficiently liquid, the Fund may engage in short sales.

THE DIVERSIFIED GROWTH FUND
The Diversified Growth Fund's investment objective is to seek long-term capital growth. In selecting investments for the Fund, Robertson Stephens Investment Management focuses on small- and mid-cap companies, to create a portfolio of investments broadly diversified over industry sectors and companies.

The Fund will invest principally in common and preferred stocks and warrants. Although the Fund intends to focus on companies with market capitalizations of up to $3 billion, the Fund will remain flexible and may invest in securities of larger companies. The Fund may also purchase debt securities Robertson Stephens Investment Management believes are consistent with the Fund's investment objective, and may engage in short sales of securities it expects to decline in price.

Small- and mid-cap companies may present greater opportunities for investment return than do larger companies, but also involve greater risks. They may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, the prices of these securities may fluctuate more than prices of securities of larger, widely traded companies. See "Investments in Smaller Companies," below.

THE EMERGING GROWTH FUND
The Emerging Growth Fund's investment objective is capital appreciation. The Fund invests in an actively managed diversified portfolio of equity securities (principally common stocks) of emerging growth companies. Emerging growth companies are companies that, in the opinion of Robertson Stephens Investment Management, have the potential, based on superior products or services, operating characteristics, and financing capabilities, for more rapid growth than the overall economy.

The Emerging Growth Fund's investments generally are held in a portfolio of securities of companies in industry segments that are experiencing rapid growth, and in companies with proprietary advantages. Robertson Stephens Investment Management may consider a number of factors in evaluating potential investments, including, for example, the rate of earnings growth, the quality of management, the extent of proprietary operating advantage, the return on equity, and/or the financial condition of the company.

Smaller companies may present greater opportunities for investment return than do larger companies, but may also involve greater risks. They may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, the prices of these securities may fluctuate more than prices of securities of larger, widely traded companies. See "Investments in Smaller Companies," below.

THE GLOBAL LOW-PRICED STOCK FUND
The Global Low-Priced Stock Fund's investment objective is long-term growth. The Fund intends to invest in "low-priced" stocks (prices no greater than $10 per share) of companies worldwide that have future growth potential, but are overlooked or underappreciated by other investors.

Robertson Stephens Investment Management believes there are substantial opportunities to discover and invest in undervalued companies that have long-term growth prospects. Such companies include attractively priced businesses that have not yet been discovered by other investors, previously out-of-favor companies with growth potential due to changing circumstances, companies that have declined in value and no longer command an investor following, and companies temporarily out of favor due to short-term factors. In most cases there will be little coverage by Wall Street analysts of the companies in which the Fund invests. Institutional ownership will also usually be limited.

It has been the experience of Robertson Stephens Investment Management that attractive investment opportunities often exist in companies whose stock price is $10 or less per share. For many reasons, including limits on purchasing the stocks "on margin" (with borrowed money), many investors do not buy low-priced stocks. The result is less competition from other investors, and the potential that a company's value may not be reflected fully in its stock price.

In selecting securities for the Fund's portfolio, Robertson Stephens Investment Management uses a "bottom-up" analysis, looking at companies of all sizes, and in all industries and geographical markets. Robertson Stephens Investment Management focuses on a company's financial condition, profitability prospects, and capital needs going forward.

Robertson Stephens Investment Management will likely invest in certain stocks before other investors recognize their value. The result could be a lack of stock price movement in the near term. Investors should therefore have a long-term investment horizon when investing in the Fund.

Although the Fund will seek to invest principally in common stocks, it may also invest any portion of its assets in preferred stocks, warrants, and debt securities if Robertson Stephens Investment Management believes they would help achieve the Fund's objective. The Fund will normally invest substantially all of its assets in low-priced stocks, and will normally invest in securities of issuers located in at least three countries, one of which may be the United States.

Smaller companies may present greater opportunities for investment return than do larger companies, but may also involve greater risks. They may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, the prices of these securities may fluctuate more than prices of securities of larger, more widely traded companies. See "Investments in Smaller Companies," below.

THE GLOBAL NATURAL RESOURCES FUND
The Global Natural Resources Fund's investment objective is long-term capital appreciation. The Fund will invest primarily in securities of issuers in the natural resources industries. The Fund is designed for investors who believe that investment in securities of such companies provides the opportunity for capital appreciation, while offering the potential over the long term to limit the adverse effects of inflation. The Fund may invest in securities of issuers located anywhere in the world if Robertson Stephens Investment Management believes they offer the potential for capital appreciation.

Although the Fund will seek to invest principally in common stocks, it may also invest in preferred stocks, securities convertible into common stocks or preferred stocks, and warrants to purchase common stocks or preferred stocks. The Fund will seek to invest in companies with strong potential for earnings growth, and whose earnings and tangible assets could benefit from accelerating inflation. Robertson Stephens Investment Management believes that companies in the natural resources industries with the flexibility to adjust prices or control operating costs offer attractive opportunities for capital growth when inflation is rising.

Companies in the natural resources industries include companies that Robertson Stephens

Investment Management considers to be principally engaged in the discovery, development, production, or distribution of natural resources, the development of technologies for the production or efficient use of natural resources, or the furnishing of related supplies or services. Natural resources include, for example, energy sources, precious metals, forest products, real estate, nonferrous metals, and other basic commodities.

Companies in the natural resources industries may include, for example:

    - Companies that participate in the discovery and development of natural resources from new or conventional sources.

    - Companies that own or produce natural resources such as oil, natural gas, precious metals, and other commodities.

    - Companies that engage in the transportation, distribution, or processing of natural resources.

    - Companies that contribute new technologies for the production or efficient use of natural resources, such as systems for energy conversion, conservation, and pollution control.

    - Companies that provide related services such as mining, drilling, chemicals, and related parts and equipment.

A particular company will be considered to be principally engaged in the natural resources industries if at the time of investment Robertson Stephens Investment Management determines that at least 50% of the company's assets, gross income, or net profits are committed to, or derived from, those industries. A company will also be considered to be principally engaged in the natural resources industries if Robertson Stephens Investment Management considers that the company has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in those industries.

The Fund will normally invest at least 65% of its assets in securities of companies in the natural resources industries. The Fund may invest the remainder of its assets in securities of companies in any industry if Robertson Stephens Investment Management believes they would help achieve the Fund's objective of long-term capital appreciation. The portion of the Fund's assets invested in such securities will vary depending on Robertson Stephens Investment Management's evaluation of economic conditions, inflationary expectations, and other factors affecting companies in the natural resources industries and other sectors. The Fund may also sell securities short if it expects their market price to decline. The Fund will normally invest in securities of issuers located in at least three countries, one of which may be the United States.

Because the Fund's investments are concentrated in the natural resources industries, the value of its shares will be especially affected by factors peculiar to those industries and may fluctuate more widely than the value of shares of a portfolio which invests in a broader range of industries. For example, changes in commodity prices may affect both the industries which produce, refine, and distribute them and industries which supply alternate sources of commodities. In addition, certain of these industries are generally subject to greater government regulation than many other industries; therefore, changes in regulatory policies may have a material effect on the business of companies in these industries.

THE GROWTH & INCOME FUND
The Growth & Income Fund's investment objective is long-term total return. The Fund will pursue this objective primarily by investing in equity and debt securities, focusing on small- and mid-cap companies that offer the potential for capital appreciation, current income, or both.

The Fund will normally invest the majority of its assets in common and preferred stocks, convertible securities, bonds, and notes. Although the Fund intends to focus on companies with market capitalizations of up to $3 billion, the Fund will remain flexible and may invest in securities of larger companies. The Fund may also engage in short sales of securities it expects to decline in price. The Fund intends to pay dividends quarterly; the amount of any dividends will fluctuate.

Small- and mid-cap companies may present greater opportunities for investment return than do larger companies, but may also involve greater risks. They may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, the prices of these securities may fluctuate more than prices of securities of larger, widely traded companies. See "Investments in Smaller Companies," below.

THE INFORMATION AGE FUND-TM-
The Information Age Fund's-TM- investment objective is long-term capital appreciation. The Fund is designed for investors who believe that aggressive investment in common stocks of companies in the information technology industries provides significant opportunities for capital appreciation. While ordinary mutual funds may place some of their investments in securities of companies in the information technology sector, The Information Age Fund-TM-focuses its investments in that sector.

Although the Fund will seek to invest principally in common stocks, it may also invest any portion of its assets in preferred stocks and warrants if Robertson Stephens Investment Management believes they would help achieve the Fund's objective. The Fund may also engage in short sales of securities it expects to decline in price.

Companies in the information technology industries include companies that Robertson Stephens Investment Management considers to be principally engaged in the development, production, or distribution of products or services related to the processing, storage, transmission, or presentation of information or data. The following examples illustrate the wide range of products and services provided by these industries:

    - Computer hardware and software of any kind, including, for example, semiconductors, minicomputers, and peripheral equipment.

    -    Telecommunications products and services.

    - Multimedia products and services, including, for example, goods and services used in the broadcast and media industries.

    -    Data processing products and services.

    - Financial services companies that collect or disseminate market, economic, and financial information.

A particular company will be considered to be principally engaged in the information technology industries if at the time of investment Robertson Stephens Investment Management determines that at least 50% of the company's assets, gross income, or net profits are committed to, or derived from, those industries. A company will also be considered to be principally engaged in the information technology industries if Robertson Stephens Investment Management considers that the company has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in those industries. The Fund will normally invest at least 65% of its assets in securities of companies in the information technology industries.

Because the Fund's investments are concentrated in the information technology industries, the value of its shares will be especially affected by factors peculiar to those industries and may fluctuate more widely than the value of shares of a portfolio which invests in a broader range of industries. For example, many products and services are subject to risks of rapid obsolescence caused by technological advances. Competitive pressures may have a significant effect on the financial condition of companies in the information technology industries. For example, if information technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing. In addition, many of the activities of companies in the information technology industries are highly capital intensive, and it is possible that a company which invests substantial amounts of capital in the development of new products or services will be unable to recover its investment or otherwise to meet its obligations.

THE MICROCAP GROWTH FUND
The MicroCap Growth Fund's investment objective is long-term capital appreciation. The Fund will invest in a diversified portfolio of equity securities of "micro-cap" companies that Robertson Stephens Investment Management believes offer the potential for long-term capital appreciation.

"Micro-cap" companies are companies with market capitalizations of $250 million or less.

Robertson Stephens Investment Management seeks to identify micro-cap companies that have the potential, based on superior or niche products or services, operating characteristics, management, or other factors, for long-term capital appreciation. Equity securities in which the Fund may invest include common stocks, preferred stocks, and warrants, and securities convertible into common or preferred stocks. Under normal circumstances, the Fund will invest at least 65% of its assets in securities which Robertson Stephens Investment Management determines at the time of investment to be micro-cap companies. The Fund may invest the remainder of its assets in securities of companies of any size if Robertson Stephens Investment Management believes such investments are consistent with the Fund's investment objective. The Fund may also engage in short sales of securities it expects to decline in price.

Micro-cap and other small companies may offer greater opportunities for capital appreciation than other companies, but may also involve greater risks. They may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, the prices of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. See "Investments in Smaller Companies," below.

THE PARTNERS FUND
The Partners Fund's investment objective is long-term growth. The Fund will employ a value methodology to invest in equity securities primarily of companies with market capitalizations of up to $750 million. This traditional value methodology combines Graham & Dodd balance sheet analysis with cash flow analysis.

In selecting investments for the Fund, Robertson Stephens Investment Management will:



    -    Perform fundamental research focusing on business analysis;

    -    Observe how management allocates capital;

    - Strive to understand the unit economics of the business of the company;

    -    Key on the cash flow rate of return on
         capital employed;

    -    Discern the sources and uses of cash;

    -    Consider how management is compensated; and

    -    Ask how the stock market is pricing the
         entire company.

At times, the Fund may invest all or most of its assets in securities of U.S. issuers. At other times, the Fund may invest any portion of its assets in foreign securities, if Robertson Stephens Investment Management believes they offer attractive investment values.

Small companies may present greater opportunities for investment return than do larger companies, but may also involve greater risks. They may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, the prices of these securities may fluctuate more than prices of securities of larger, widely traded companies. See "Investments in Smaller Companies," below.

Although the Fund will seek to invest principally in common stocks, it may also invest in preferred stocks, warrants, and debt securities if Robertson Stephens Investment Management believes they would help achieve the Fund's objective. The Fund may also hold a portion of its assets in cash or money market instruments. The Fund is a non-diversified mutual fund.

THE VALUE + GROWTH FUND
The Value + Growth Fund's investment objective is capital appreciation. The Fund invests primarily in growth companies with favorable relationships between price/earnings ratios and growth rates, in sectors offering the potential for above-average returns. The Fund may invest in securities of larger or smaller companies, if Robertson Stephens Investment Management believes they offer the potential for capital appreciation.

In selecting investments for the Fund, Robertson Stephens Investment Management's primary emphasis is typically on evaluating a company's management, growth prospects, business operations, revenues, earnings, cash flows, and balance sheet in relationship to its share price. Robertson Stephens Investment Management may select stocks which it believes are undervalued relative to the current stock price. Undervaluation of a stock can result from a variety of factors, such as a lack of investor recognition of (1) the value of a business franchise and continuing growth potential, (2) a new, improved or upgraded product, service or business operation, (3) a positive change in either the economic or business condition for a company, (4) expanding or changing markets that provide a company with either new earnings direction or acceleration, or
(5) a catalyst, such as an impending or potential asset sale or change in management, that could draw increased investor attention to a company. Robertson Stephens Investment Management also may use similar factors to identify stocks which it believes to be overvalued, and may engage in short sales of such securities.

OTHER INVESTMENT PRACTICES AND
RISK CONSIDERATIONS
The Funds may also engage in the following investment practices, each of which involves certain special risks. The Statement of Additional Information contains more detailed information about these practices (some of which, including, for example, options and futures contracts, and certain debt securities, may be considered "derivative" investments), including limitations designed to reduce these risks.

INVESTMENTS IN SMALLER COMPANIES
Each of the Funds may invest a substantial portion of its assets in securities issued by small companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of a Fund to dispose of such securities may be greatly limited, and a Fund may have to continue to hold such securities during periods when Robertson Stephens Investment Management would otherwise have sold the security. It is possible that Robertson Stephens Investment Management or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than a Fund.

SHORT SALES
(ALL FUNDS EXCEPT THE EMERGING
GROWTH, GLOBAL LOW-PRICED STOCK,
AND PARTNERS FUNDS)
When Robertson Stephens Investment Management anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. A Fund may make a profit or incur a loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that a Fund will be able to close out the position at any particular time or at an acceptable price.

All short sales must be fully collateralized, and no Fund will sell securities short if, immediately after and as a result of the sale, the value of all securities sold short by the Fund exceeds 25% of its total assets. Each of the Funds limits short sales of any one issuer's securities to 2% of the Fund's total assets and to 2% of any one class of the issuer's securities.

FOREIGN SECURITIES
The Funds may invest in securities principally traded in foreign markets. Because foreign securities are normally denominated and traded in foreign currencies, the value of a Fund's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of a Fund's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. In the case of securities issued by a foreign governmental entity, the issuer may in certain circumstances be unable or unwilling to meet its obligations on the securities in accordance with their terms, and a Fund may have limited recourse available to it in the event of default. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities. A Fund may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments. Except as otherwise provided in this Prospectus, there is no limit on the amount of a Fund's assets that may be invested in foreign securities.

Each of the Funds may invest in securities of issuers in developing countries. Certain Funds may at times invest a substantial portion of their assets in such securities. Investments in developing countries are subject to the same risks applicable to foreign investments generally, although those risks may be increased due to conditions in such countries. For example, the securities markets and legal systems in developing countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Although many of the securities in which the Funds may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets. The Funds may also invest a substantial portion of their assets in securities traded in the over-the-counter markets in such countries and not on any exchange, which may affect the liquidity of the investment and expose the Funds to the credit risk of their counterparties in trading those investments.

DEBT SECURITIES
Each of the Funds may invest in debt securities from time to time, if Robertson Stephens Investment Management believes investing in such securities might help achieve the Fund's objective. The Growth & Income Fund and the Partners Fund may invest without limit in debt securities and other fixed-income securities. Each of the other Funds may invest in debt securities to the extent consistent with its investment policies, although Robertson Stephens Investment Management expects that under normal circumstances those Funds would not likely invest a substantial portion of their assets in debt securities.

The CONTRARIAN FUND-TM-, the DIVERSIFIED GROWTH FUND, and the GROWTH & INCOME FUND may invest in lower-quality, high-yielding debt securities. Lower-rated debt securities (commonly called "junk bonds") are considered to be of poor standing and predominantly speculative. Securities in the lowest rating categories may have extremely poor prospects of attaining any real investment standing, and some of those securities in which a Fund may invest may be in default. The rating services' descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in the Statement of Additional Information.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. In addition, the lower ratings of such securities reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. Changes by recognized rating services in their ratings of any fixed-income security and in the ability or perceived inability of an issuer to make payments of interest and principal may also affect the value of these investments. See the Statement of Additional Information.

Each of the OTHER FUNDS will invest only in securities rated "investment grade" or considered by Robertson Stephens Investment Management to be of comparable quality. Investment grade securities are rated Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's. Securities rated Baa or BBB lack outstanding investment characteristics, have speculative characteristics, and are subject to greater credit and market risks than higher-rated securities. Descriptions of the securities ratings assigned by Moody's and Standard & Poor's are described in the Statement of Additional Information.

Any of the Funds may at times invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds.

A Fund will not necessarily dispose of a security when its debt rating is reduced below its rating at the time of purchase, although Robertson Stephens Investment Management will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund's investment objective. If a security's rating is reduced below investment grade, an investment in that security may entail the risks of lower-rated securities described below.

BORROWING AND LEVERAGE
THE CONTRARIAN FUND-TM- and the DEVELOPING COUNTRIES FUND may borrow money to invest in additional portfolio securities. This practice, known as "leverage," increases a Fund's market exposure and its risk. When a Fund has borrowed money for leverage and its investments increase or decrease in value, the Fund's net asset value will normally increase or decrease more than if it had not borrowed money. The interest the Fund must pay on borrowed money will reduce the amount of any potential gains or increase any losses. The extent to which a Fund will borrow money, and the amount it may borrow, depend on market conditions and interest rates. Successful use of leverage depends on Robertson Stephens Investment Management's ability to predict market movements correctly. A Fund may at times borrow money by means of reverse repurchase agreements. Reverse repurchase agreements generally involve the sale by a Fund of securities held by it and an agreement to repurchase the securities at an agreed-upon price, date, and interest payment. Reverse repurchase agreements will increase a Fund's overall investment exposure and may result in losses. The amount of money borrowed by a Fund for leverage may generally not exceed one-third of the Fund's assets (including the amount borrowed).

OPTIONS AND FUTURES
A Fund may buy and sell call and put options to hedge against changes in net asset value or to attempt to realize a greater current return. In addition, through the purchase and sale of futures contracts and related options, a Fund may at times seek to hedge against fluctuations in net asset value and to attempt to increase its investment return.

A Fund's ability to engage in options and futures strategies will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures contracts. Therefore, there is no assurance that a Fund will be able to utilize these instruments effectively for the purposes stated above. Options and futures transactions involve certain risks which are described below and in the Statement of Additional Information.

Transactions in options and futures contracts involve brokerage costs and may require a Fund to segregate assets to cover its outstanding positions. For more information, see the Statement of Additional Information.

INDEX FUTURES AND OPTIONS
A Fund may buy and sell index futures contracts ("index futures") and options on index futures and on indices (or may purchase investments whose values are based on the value from time to time of one or more securities indices) for hedging purposes. An index future is a contract to buy or sell units of a particular bond or stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Fund enters into and terminates an index futures or option transaction, the Fund realizes a gain or loss. A Fund may also buy and sell index futures and options to increase its investment return.

LEAPS AND BOUNDS
The VALUE + GROWTH FUND may purchase long-term exchange-traded equity options called Long-Term Equity Anticipation Securities ("LEAPs") and Buy-Write Options Unitary Derivatives ("BOUNDs"). LEAPs provide a holder the opportunity to participate in the underlying securities' appreciation in excess of a fixed dollar amount, and BOUNDs provide a holder the opportunity to retain dividends on the underlying securities while potentially participating in the underlying securities' capital appreciation up to a fixed dollar amount. The VALUE + GROWTH FUND will not purchase these options with respect to more than 25% of the value of its net assets and will limit the premiums paid for such options in accordance with the most restrictive applicable state securities laws.

RISKS RELATED TO OPTIONS AND
FUTURES STRATEGIES
Options and futures transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying security or index or of the securities held by a Fund that are the subject of a hedge. The successful use by a Fund of the strategies described above further depends on the ability of Robertson Stephens Investment Management to forecast market movements correctly. Other risks arise from a Fund's potential inability to close out futures or options positions. Although a Fund will enter into options or futures transactions only if Robertson Stephens Investment Management believes that a liquid secondary market exists for such option or futures contract, there can be no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price. Certain provisions of the Internal Revenue Code may limit a Fund's ability to engage in options and futures transactions.

Each Fund expects that its options and futures transactions generally will be conducted on recognized exchanges. A Fund may in certain instances purchase and sell options in the over-the-counter markets. A Fund's ability to terminate options in the over-the-counter markets may be more limited than for exchange-traded options, and such transactions also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Fund. A Fund will, however, engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of Robertson Stephens Investment Management, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their obligations.

A Fund will not purchase futures or options on futures or sell futures if, as a result, the sum of the initial margin deposits on the Fund's existing futures positions and premiums paid for outstanding options on futures contracts would exceed 5% of the Fund's assets. (For options that are "in-the-money" at the time of purchase, the amount by which the option is "in-the-money" is excluded from this calculation.)

NON-DIVERSIFICATION AND
SECTOR CONCENTRATION
THE CONTRARIAN FUND-TM-, the DEVELOPING COUNTRIES FUND, and the PARTNERS FUND are "non-diversified" investment companies, and may invest their assets in a more limited number of issuers than may other investment companies. Under the Internal Revenue Code, an investment company, including a non-diversified investment company, generally may not invest more than 25% of its assets in obligations of any one issuer other than U.S. Government obligations and, with respect to 50% of its total assets, a Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government securities). Thus, each of those funds may invest up to 25% of its total assets in the securities of each of any two issuers. This practice involves an increased risk of loss to a Fund if the market value of a security should decline or its issuer were otherwise not to meet its obligations.

At times a Fund may invest more than 25% of its assets in securities of issuers in one or more market sectors such as, for example, the technology sector. A market sector may be made up of companies in a number of related industries. A Fund would only concentrate its investments in a particular market sector if Robertson Stephens Investment Management were to believe the investment return available from concentration in that sector justifies any additional risk associated with concentration in that sector. When a Fund concentrates its investments in a market sector, financial, economic, business, and other developments affecting issuers in that sector will have a greater effect on the Fund than if it had not concentrated its assets in that sector.

Currently, THE CONTRARIAN FUND-TM- has invested a significant portion of its assets in companies within a number of industries involving base metals, precious metals, and oil/energy. In addition, the VALUE + GROWTH FUND has invested a significant portion of its assets in companies within a number of industries in the technology and telecommunications sectors. Accordingly, the performance of these Funds may be subject to a greater risk of market fluctuation than that of a fund invested in a wider spectrum of market or industrial sectors.

SECURITIES LOANS AND
REPURCHASE AGREEMENTS
Each of the Funds may lend portfolio securities to broker-dealers and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering the collateral.

DEFENSIVE STRATEGIES
At times, Robertson Stephens Investment Management may judge that market conditions make pursuing a Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, Robertson Stephens Investment Management may temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Fund's assets. In implementing these "defensive" strategies, a Fund may invest in U.S. Government securities, other high-quality debt instruments, and other securities Robertson Stephens Investment Management believes to be consistent with the Fund's best interests.

PORTFOLIO TURNOVER
The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements. A change in the securities held by a Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains. Annual portfolio turnover is expected to be less than 100% for the Partners Fund and the Global Natural Resources Fund, and less than 200% for the Diversified Growth, Growth & Income, Global Low-Priced Stock, MicroCap Growth, and Information Age Funds. The Portfolio turnover rates for the other Funds are set forth under "Financial Highlights," beginning on page 3 of this Prospectus.

MANAGEMENT OF THE FUNDS
The Trustees of the Trust are responsible for generally overseeing the conduct of the Trust's business. Robertson, Stephens & Company Investment Management, L.P., 555 California Street, San Francisco, CA 94104, is the investment adviser for each of the Funds other than the Emerging Growth Fund. Robertson, Stephens &

Company Investment Management, L.P., a California limited partnership, was formed in 1993 and is registered as an investment adviser with the Securities and Exchange Commission. The general partner of Robertson, Stephens & Company Investment Management, L.P. is Robertson, Stephens & Company, Inc. Robertson, Stephens & Company LLC is the Funds' distributor and a major investment banking firm specializing in emerging growth companies that has developed substantial investment research, underwriting, and venture capital expertise. Since 1978, Robertson, Stephens & Company LLC has managed underwritten public offerings for over $15.23 billion of securities of emerging growth companies. Robertson, Stephens & Company Investment Management, L.P. and its affiliates have in excess of $3.4 billion under management in public and private investment funds. Robertson, Stephens & Company LLC, its general partner, Robertson, Stephens & Company, Inc., and Sanford R. Robertson may be deemed to be control persons of Robertson, Stephens & Company Investment Management, L.P.


Robertson Stephens Investment Management, Inc., 555 California Street, San Francisco, CA 94104 is the investment adviser for the Emerging Growth Fund. Robertson Stephens Investment Management, Inc. commenced operations in March 1986 and is registered as an investment adviser with the Securities and Exchange Commission and is an indirect wholly-owned subsidiary of Robertson, Stephens & Company LLC.

Subject to such policies as the Trustees may determine, Robertson Stephens Investment Management furnishes a continuing investment program for the Funds and makes investment decisions on their behalf pursuant to Investment Advisory Agreements with each Fund. Robertson Stephens Investment Management is also responsible for overall management of the Funds' business affairs, subject to the authority of the Board of Trustees, and for providing office space and officers for the Trust. The Trust pays all expenses not assumed by Robertson Stephens Investment Management including, among other things, Trustees' fees, auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses, and payments under the Funds' Distribution Plans.

Robertson Stephens Investment Management places all orders for purchases and sales of the Funds' shares. In selecting broker-dealers, Robertson Stephens Investment Management may consider research and brokerage services furnished to it and its affiliates. Robertson, Stephens & Company LLC may receive brokerage commissions from the Funds in accordance with procedures adopted by the Trustees under the Investment Company Act of 1940 which require periodic review of these transactions. Subject to seeking the most favorable price and execution available, Robertson Stephens Investment Management may consider sales of shares of the Funds as a factor in the selection of broker-dealers.

Robertson Stephens Investment Management may at times bear certain expenses of the Funds. The Investment Advisory Agreements between each of the Diversified Growth Fund, the Global Low-Priced Stock Fund, the Global Natural Resources Fund, the Growth & Income Fund, The Information Age Fund-TM-, the MicroCap Growth Fund, the Partners Fund, and the Value + Growth Fund and Robertson Stephens Investment Management permit Robertson Stephens Investment Management to seek reimbursement for those expenses within the succeeding two-year period, subject to any expense limitations then applicable to the Fund in question.

ADMINISTRATIVE SERVICES
Each of the Diversified Growth, Growth & Income, Global Low-Priced Stock, Global Natural Resources, and MicroCap Growth Funds, and The Information Age Fund-TM-has entered into an agreement with Robertson Stephens Investment Management pursuant to which Robertson Stephens Investment Management provides administrative services to the Fund. Each Fund pays Robertson Stephens Investment Management a fee for such services at the annual rate of 0.25% of its average daily net assets.

PORTFOLIO MANAGERS
Paul H. Stephens has served as The Contrarian Fund's-TM- portfolio manager since its inception in June 1993. He is a founder of Robertson, Stephens & Company LLC. In addition to managing public investment portfolios for individuals since 1975, Mr. Stephens has acted as the firm's Chief Investment Officer since 1978. He holds a B.S. and an M.B.A. from the University of California at Berkeley.

James Callinan is responsible for managing the Emerging Growth Fund's portfolio. Mr. Callinan has more than nine years of investment research and management experience. From 1986 until June 1996, Mr. Callinan was employed by Putnam Investments, where, beginning in June 1994, he served as portfolio manager of the Putnam OTC Emerging Growth Fund. Mr. Callinan received an A.B. in economics from Harvard College, an M.S. in accounting from New York University, and an M.B.A. from Harvard Business School, and is a Chartered Financial Analyst.

Ronald E. Elijah has managed the Value + Growth Fund's portfolio since that Fund's inception in April 1992. Mr. Elijah is also the portfolio manager for the Information Age Fund-TM-. From August 1985 to January 1990, Mr. Elijah was a securities analyst for Robertson, Stephens & Company LLC. From January 1990 to January 1992, Mr. Elijah was an analyst and portfolio manager for Water Street Capital, which managed short selling investment funds. He holds a master's degree in economics from Humboldt State University and an M.B.A. with an emphasis in finance from Golden Gate University.

David Evans is responsible for managing the portfolio of the MicroCap Growth Fund. Mr. Evans has more than fifteen years of investment research and management experience, and has been a part of the management team at Robertson Stephens Investment Management since 1989. Mr. Evans was an analyst and portfolio manager at CIGNA before joining Robertson Stephens Investment Management. He holds a B.A. from Muskingum College and an M.B.A. from the Wharton School of the University of Pennsylvania.

Michael Hoffman has been responsible for managing the Developing Countries Fund's portfolio since that Fund's inception in April 1994. From August 1990 to April 1994, Mr. Hoffman was a portfolio manager with CIGNA International Investment Advisors, where he managed four portfolios with net assets ranging from $25 million to $100 million. He holds a B.S. from Pennsylvania State University and a master's degree in international business from the University of South Carolina.

Andrew P. Pilara, Jr. has been responsible for managing the Partners Fund since the Fund's inception in July 1995 and is responsible for managing the Global Natural Resources Fund. Since August 1993 he has been a member of The Contrarian Fund-TM- management team. Mr. Pilara has been involved in the securities business for over 25 years, with experience in portfolio management, research, trading, and sales. Prior to joining Robertson, Stephens & Company Investment Management, L.P., he was president of Pilara Associates, an investment management firm he established in 1974. He holds a B.A. in economics from St. Mary's College.

M. Hannah Sullivan is responsible for managing the Global Low-Priced Stock Fund. Since April 1992, she has been a member of the management team for The Contrarian Fund-TM-. She holds a B.A. in Spanish literature from Cornell University and an M.B.A. from the University of California at Berkeley.


John L. Wallace has been responsible for managing the Growth & Income Fund since its inception in July 1995 and is responsible for managing the Diversified Growth Fund. He holds a B.A. from the University of Idaho and an M.B.A. from Pace University.



Prior to joining Robertson Stephens Investment Management, Mr. Wallace was Vice President of OppenheimerFunds, Inc., where he was portfolio manager of the Oppenheimer Main Street Income and Growth Fund (the "Main Street Fund") from 1991 through June 1995 and of the Oppenheimer Total Return Fund (the "Total Return Fund") from 1990 through June 1995. The table below shows the average annual total return of the Class A shares of each of the Main Street Fund and the Total Return Fund during those periods as reported by Lipper Analytical Services, Inc. It also reflects the return on the Standard & Poor's 500 Composite Stock Price Index over the same periods. The Main Street Fund and the Total Return Fund are managed by OppenheimerFunds, Inc.



Robertson Stephens & Company believes that the investment objectives and policies of the Main Street Fund and the Total Return Fund during the periods when Mr. Wallace served as portfolio manager to those funds were substantially similar to those of the Growth & Income Fund, although they differ in certain respects. For example, neither the Main Street Fund nor the Total Return Fund states as one of its investment policies that it will focus on securities of small- and mid-cap companies, nor may either of those Funds sell securities short.



The expenses of each of the Main Street Fund and the Total Return Fund differ from those of the Growth & Income Fund, which affects their performance. For example, the Main Street Fund currently pays investment advisory fees at the following annual rate: 0.65% of the first $200 million of the Fund's net assets, 0.60% of the next $150 million, 0.55% of the next $150 million, and 0.45% of its average net assets in excess of $500 million; the Total Return Fund currently pays investment advisory fees at the following annual rate:
0.75% of the first $100 million of the Fund's net assets, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, and 0.50% of its average net assets in excess of $500 million. The Growth & Income Fund pays investment advisory fees at an annual rate of 1% of the Fund's average daily net assets, and administrative fees at an annual rate of 0.25% of the Fund's average daily net assets. Other expenses incurred by the Funds also differ. The performance information shown below does not reflect the deduction of any initial sales charge imposed on sales of Class A shares of the Main Street Fund or of the Total Return Fund.



                                                                     Standard & Poor's 500
                           Main Street Fund     Total Return Fund    (dividends reinvested)
                           ----------------     -----------------    ----------------------
One year ending
June 30, 1995                   20.52%                15.82%                 25.95%

Three years ending
June 30, 1995                   26.67%                14.53%                 13.21%

Five years ending
June 30, 1995                    --                   16.73%                 12.05%

Period from 1/1/90
to 6/30/95                       --                   12.33%                 11.51%

Period from 1/1/91
to 6/30/95                      31.16%                 --                    15.06%



The average annual total return of the Growth & Income Fund for the period from commencement of its operations on July 12, 1995 through September 30, 1996 was 26.60%, and for the one year period ending on September 30, 1996 was 23.98%. The return on the Standard & Poor's 500 Composite Stock Price Index (dividends reinvested) for those periods was 20.29% and 20.95%, respectively.



Class A shares of the Main Street Fund and of the Total Return Fund are currently sold subject to a 5.75% initial sales charge. The table below shows the performance information for each of those Funds adjusted to reflect the deduction of that sales charge at the commencement of the periods shown.



                                       Main Street Fund    Total Return Fund
                                       ----------------    -----------------
One year ending
June 30, 1995                               13.59%                 9.16%

Three years ending
June 30, 1995                               24.19%                12.29%

Five years ending
June 30, 1995                                 --                  15.35%

Period from 1/1/90
to 6/30/95                                    --                  11.12%

Period from 1/1/91
to 6/30/95                                  29.45%                  --



THE PERFORMANCE INFORMATION FOR THE MAIN STREET FUND AND THE TOTAL RETURN FUND DOES NOT REPRESENT THE INVESTMENT PERFORMANCE OF THE GROWTH & INCOME FUND, NOR SHOULD IT BE CONSIDERED A PREDICTION OF THE GROWTH & INCOME FUND'S FUTURE PERFORMANCE. THE GROWTH & INCOME FUND'S PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE OF THE MAIN STREET FUND OR THE TOTAL RETURN FUND FOR THE PERIODS SHOWN. FOR INFORMATION CONCERNING THE INVESTMENT PERFORMANCE OF THE GROWTH & INCOME FUND THROUGH DECEMBER 31, 1995, SEE "FINANCIAL HIGHLIGHTS," ABOVE. NEITHER ROBERTSON STEPHENS INVESTMENT MANAGEMENT NOR ROBERTSON STEPHENS & COMPANY HAS INDEPENDENTLY VERIFIED THE ACCURACY OF THE PERFORMANCE INFORMATION PRESENTED FOR THE MAIN STREET FUND OR THE TOTAL RETURN FUND.

HOW TO PURCHASE SHARES
Currently, your minimum initial investment is $5,000 ($1,000 for IRA and for gift/transfer-to-minor accounts), and your subsequent investments must be at least $100 ($1 for IRAs). You may obtain an Application by calling the Funds at 1-800-766-FUND, or by writing to Robertson, Stephens & Company LLC at 555 California Street, Suite 2600, San Francisco, CA 94104.

INITIAL INVESTMENTS
You may make your initial investment by mail or by wire transfer as described below.

    BY MAIL:
         Send a completed Application, together with a check made payable to the Fund in which you intend to invest (or, if you are investing in more than one fund, make check payable to Robertson, Stephens & Company), to the Funds' Transfer Agent: State Street Bank and Trust Company c/o National Financial Data Services, P.O. Box 419717, Kansas City, MO 64141.



    OVERNIGHT MAIL:
         Send the information described above to:
         1004 Baltimore Ave., Dwight Building,
         Second Floor, Kansas City, MO 64105.

    BY WIRE:
         (1) Telephone National Financial Data Services at 1-800-272-6944. Indicate the name(s) to be used on the account registration, the mailing address, the social security or tax ID number, the amount being wired, the name of your wiring bank, and the name and telephone number of a contact person at the wiring bank.

         (2) Then instruct your bank to wire the specified amount, along with the account name and number to:

              State Street Bank and Trust Company
              ABA# 011 000028
              Attn.: Custody
              DDA# 99047177
              225 Franklin Street
              Boston, MA 02110
              Credit: [Name of Fund]
              For further credit:

              ------------------------
              (Shareholder's Name)

              ------------------------
              (Shareholder's account #)

         (3) At the same time, you MUST mail a completed and signed Application to: State Street Bank and Trust Company, c/o National Financial Data Services, P.O. Box 419717, Kansas City, MO 64141. Please include your account number on the Application.

You also may purchase and sell shares through certain securities brokers. Such brokers may charge you a transaction fee for this service; account options available to clients of securities brokers, including arrangements regarding the purchase and sale of Fund shares, may differ from those available to persons investing directly in the Funds. In their sole discretion, either Robertson Stephens Investment Management or Robertson, Stephens & Company LLC, the Funds' distributor, may pay such brokers for shareholder, subaccounting, and other services, including handling such sales.

SUBSEQUENT INVESTMENTS
After your account is open, you may invest by mail, telephone, or wire at any time. Please include your name and account number on all checks and wires. Please use separate checks or wires for investments to separate accounts.

AUTOBUY: The Autobuy option allows shareholders to purchase shares by moving money directly from their checking account to a Robertson Stephens fund. If you have established the Autobuy option, you may purchase additional shares in an existing account by calling the Transfer Agent at 1-800-272-6944 and instructing the Transfer Agent as to the dollar amount you wish to invest. The investment will automatically be processed through the Automatic Clearing House (ACH) system. There is no fee for this option. If you did not establish this option at the time you opened your account, send a letter of instruction, along with a voided check, to the Transfer Agent.

OTHER INFORMATION ABOUT PURCHASING SHARES
All purchases of the Funds' shares are subject to acceptance by a Fund and are not binding until accepted and shares are issued. Your signed and completed Application (for initial investments) or account statement stub (for subsequent investments) and full payment, in the form of either a wire trans-fer or a check, must be received and accepted by a Fund before any purchase becomes effective.

Purchases of Fund shares are made at the net asset value next determined after the purchase is accepted. See "How Net Asset Value Is Determined." Please initiate any wire transfer early in the morning to ensure that the wire is received by a Fund before 4:00 p.m. eastern time.

All purchases must be made in U.S. dollars, and checks should be drawn on banks located in the U.S. If your purchase of shares is canceled due to non-payment or because a check does not clear, you will be held responsible for any loss incurred by the Funds or the Transfer Agent. Each Fund can redeem shares to reimburse it or the Transfer Agent for any such loss.

Each Fund reserves the right to reject any purchase, in whole or in part, and to suspend the offering of its shares for any period of time and to change or waive the minimum investment amounts specified in this prospectus.

No share certificates will be issued, except that certificates for shares of the Emerging Growth Fund will be issued upon written request to the Transfer Agent.

EXCHANGE PRIVILEGE
Shares of one Fund may be exchanged for shares of another Fund. Exchanges of shares will be made at their relative net asset values. Shares may be exchanged only if the amount being exchanged satisfies the minimum investment required and the shareholder is a resident of a state where shares of the appropriate Fund are qualified for sale. However, you may not exchange your investment in shares of any Fund more than four times in any twelve-month period (including the initial exchange of your investment from that Fund during the period, and subsequent exchanges of that investment from other Funds during the same twelve-month period).

Investors should note that an exchange will result in a taxable event. Exchange privileges may be terminated, modified, or suspended by a Fund upon 60 days prior notice to shareholders.

Unless you have indicated that you do not wish to establish telephone exchange privileges (see the Account Application or call the Funds for details), you may make exchanges by telephone.

HOW TO REDEEM SHARES

REDEMPTIONS BY MAIL
You may redeem your shares of a Fund by mailing a written request for redemption to the Transfer Agent that:

(1) states the number of shares or dollar amount to be redeemed;

(2) identifies your account number; and

(3) is signed by you and all other owners of the account exactly as their names appear on the account.

If you request that the proceeds from your redemption be sent to you at an address other than your address of record, or to another party, you must include a signature guarantee for each such signature by an eligible signature guarantor, such as a member firm of a national securities exchange or a commercial bank or trust company located in the United States. If you are a resident of a foreign country, another type of certification may be required. Please contact the Transfer Agent for more details. Corporations, fiduciaries, and other types of shareholders may be required to supply additional documents which support their authority to effect a redemption.

REDEMPTIONS BY TELEPHONE
Unless you have indicated you do not wish to establish telephone redemption privileges (see the Account Application or call the Funds for details), you may redeem shares by calling the Transfer Agent at 1-800-272-6944 by 4:00 p.m. New York time on any day the New York Stock Exchange is open for business.

If an account has more than one owner, the Transfer Agent may rely on the instructions of any one owner. Each Fund employs reasonable procedures in an effort to confirm the authenticity of telephone instructions, which currently include the recording of shareholders' calls, the mailing of confirmation statements, and the use of a personal identification test (which may, for example, require the caller to give a special authorization number or to verify the account owner's address and social security number). If procedures established by the Trust are not followed, the Funds and the Transfer Agent may be responsible for any losses because of unauthorized or fraudulent instructions. By not declining telephone redemption privileges, you authorize the Transfer Agent to act upon any telephone instructions it believes to be genuine, (1) to redeem shares from your account and (2) to mail or wire the redemption proceeds. If you recently opened an account by wire, you cannot redeem shares by telephone until the Transfer Agent has received your completed Application.

Telephone redemption is not available for shares held in IRAs. Each Fund may change, modify, or terminate its telephone redemption services at any time upon 30 days notice.

WIRE TRANSFER OF REDEMPTIONS
If your financial institution receives Federal Reserve wires, you may instruct that your redemption proceeds be forwarded to you by a wire transfer. Please indicate your financial institution's complete wiring instructions. The Funds will forward proceeds from telephone redemptions only to the bank account or Robertson, Stephens & Company LLC brokerage account that you have authorized in writing. A $9.00 wire fee will be paid either by redeeming shares from your account, or upon a full redemption, deducting the fee from the proceeds.

AUTOSELL: The Autosell option allows shareholders to redeem shares from their Robertson Stephens fund accounts and to have the proceeds sent directly to their checking account. If you have established the Autosell option, you may redeem shares by calling the Transfer Agent at 1-800-272-6944 and instructing it as to the dollar amount or number of shares you wish to redeem. The proceeds will automatically be sent to your bank through the Automatic Clearing House (ACH) system. There is no fee for this option. If you did not establish this option at the time you opened your account, send a letter of instruction along with a voided check to the Transfer Agent.

GENERAL REDEMPTION POLICIES
The redemption price per share is the net asset value per share next determined after the Transfer Agent receives the request for redemption in proper form, and each Fund will make payment for redeemed shares within seven days thereafter. Under unusual circumstances, a Fund may suspend repurchases, or postpone payment of redemption proceeds for more than seven days, as permitted by federal securities law. If you purchase shares of a Fund by check (including certified check) and redeem them shortly thereafter, the Fund will delay payment of the redemption proceeds for up to fifteen days after the Fund's receipt of the check or until the check has cleared, whichever occurs first.

You may experience delays in exercising telephone redemptions during periods of abnormal market activity. Accordingly, during periods of volatile economic and market conditions, you may wish to consider transmitting redemption orders to the Transfer Agent by an overnight courier service.

THE FUNDS' DISTRIBUTOR
Shares of the Funds are distributed by Robertson, Stephens & Company LLC. Robertson, Stephens & Company LLC bears certain expenses related to the distribution of shares of the Funds, including commissions payable to persons engaging in the distribution of the shares, advertising expenses, and the costs of preparing and distributing sales literature incurred in connection with the offering of the shares.

To compensate Robertson, Stephens & Company LLC for the services it provides and for the expenses it bears in connection with the promotion and distribution of the Funds' shares, each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 pursuant to which the Fund pays Robertson, Stephens & Company LLC compensation, accrued daily and paid monthly, at the annual rate of 0.75% of the Fund's average daily net assets, in the case of The Contrarian Fund-TM-, 0.50% of the Fund's average daily net assets, in the case of the Developing Countries Fund, and 0.25% of the Fund's average daily net assets, in the case of each of the other Funds. (Payments under the Distribution Plan for the Developing Countries Fund are currently being waived to 0.25% of the Fund's average daily net assets.) Robertson, Stephens & Company LLC may pay brokers a commission expressed as a percentage of the purchase price of shares of the Funds.

Each Fund has agreed to indemnify Robertson, Stephens & Company LLC against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Each Fund distributes substantially all of its net investment income and net capital gains to shareholders at least once a year (more often if necessary to avoid certain excise or income taxes on the Fund). All distributions will be automatically reinvested in Fund shares unless the shareholder requests cash payment on at least 10 days prior written notice to the Transfer Agent.


Each Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. A Fund will distribute substantially all of its net investment income and net capital gain income on a current basis.

All Fund distributions will be taxable to you as ordinary income, except that any distributions of net long-term capital gains will be taxed as such, regardless of how long you have held your shares. Distributions will be taxable as described above, whether received in cash or in shares through the reinvestment of distributions. Early in each year, the Trust will notify you of the amount and tax status of distributions paid to you by each of the Funds for the preceding year.

The foregoing is a summary of certain federal income tax consequences of investing in a Fund. You should consult your tax adviser to determine the precise effect of an investment in a Fund on your particular tax situation.

HOW NET ASSET VALUE IS DETERMINED

Each Fund calculates the net asset value of its shares by dividing the total value of its assets, less its liabilities, by the number of its shares outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the Exchange is open. Fund securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair values determined by Robertson Stephens Investment Management.

HOW PERFORMANCE IS DETERMINED
Yield and total return data may from time to time be included in advertisements about the Funds. A Fund's "yield" is calculated by dividing the annualized net investment income per share during a recent 30-day period by the net asset value per share on the last day of that period. "Total return" for one- and five-year periods, and for the life of a Fund, through the most recent calendar quarter represents the average annual compounded rate of return (or, in the case of a period of one year or less, the actual rate of return) on an investment of $1,000 in the Fund. Total return may also be presented for other periods. Quotations of yield or total return for a period when an expense limitation was in effect will be greater than if the limitation had not been in effect. A Fund's performance may be compared to various indices. See the Statement of Additional Information. Information may be presented in advertisements about a Fund describing the background and professional experience of the Fund's investment advisor or any portfolio manager.

All data are based on a Fund's past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, and the Fund's expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles.

ADDITIONAL INFORMATION Each Fund is a series of the Trust, which was organized on May 11, 1987 under the laws of The Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust." A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

When matters are submitted for shareholder vote, shareholders of each series will have one vote for each full share owned and proportionate, fractional votes for fractional shares held. Generally, shares of each series vote separately as a class on all matters except (1) matters affecting only the interests of one or more of the series, in which case only shares of the affected series would be entitled to vote, or (2) when the Investment Company Act requires that shares of all series be voted in the aggregate. Although the Trust is not required to hold annual shareholder meetings, shareholders have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

State Street Bank and Trust Company, c/o National Financial Data Services, P.O. Box 419717, Kansas City, Missouri 64141, acts as each Fund's transfer agent and dividend paying agent. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, also acts as the custodian of each Fund's portfolio.

INVESTMENT ADVISERS
Robertson, Stephens & Company
Investment Management, L.P.
Robertson Stephens Investment Management, Inc.
555 California Street
San Francisco, CA 94104
1-800-766-3863

DISTRIBUTOR
Robertson, Stephens & Company LLC
555 California Street
San Francisco, CA 94104
1-415-781-9700

TRANSFER AGENT
State Street Bank and Trust Company
c/o National Financial Data Services
P. O. Box 419717
Kansas City, MO 64141
1-800-272-6944

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
San Francisco, CA 94104

LEGAL COUNSEL
Ropes & Gray
Boston, MA 02110

CUSTODIAN
State Street Bank and Trust Company
Boston, MA 02110

No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made.


 ROBERTSON
STEPHENS &
    COMPANY
BRINGING THE FUND MANAGER TO YOU

555 California Street
San Francisco, CA 94104
1-800-766-FUND

THE CONTRARIAN FUND-TM-

THE ROBERTSON STEPHENS DEVELOPING COUNTRIES FUND

THE ROBERTSON STEPHENS DIVERSIFIED GROWTH FUND

THE ROBERTSON STEPHENS EMERGING GROWTH FUND

THE ROBERTSON STEPHENS GLOBAL LOW-PRICED STOCK FUND

THE ROBERTSON STEPHENS GLOBAL NATURAL RESOURCES FUND

THE ROBERTSON STEPHENS GROWTH & INCOME FUND

THE ROBERTSON STEPHENS MICROCAP GROWTH FUND

THE INFORMATION AGE FUND-TM-

THE ROBERTSON STEPHENS PARTNERS FUND

THE ROBERTSON STEPHENS VALUE + GROWTH FUND

PROSPECTUS

AUGUST 15, 1996


REVISED OCTOBER 11, 1996

                                                  Filed Pursuant to Rule 497(e)
                                                      Registration 33-16439


                             THE CONTRARIAN FUND-TM-
                 THE ROBERTSON STEPHENS DEVELOPING COUNTRIES FUND


      Supplement dated October 11, 1996, to Prospectus dated August 15, 1996 and revised October 11, 1996,
                             for distribution in Ohio


Prospective investors should note that the Contrarian and Developing Countries Funds may not own, directly or indirectly, more than 25% of the voting securities of any one issuer or affiliated person of the issuer, whereas the usual Ohio restriction limits its ownership to 10%. In addition, the Contrarian and Developing Countries Funds each may not invest more than 50% of its total assets in securities of issuers which together with any predecessors have a record of less than three years' continuous operation, or in restricted securities. The usual Ohio restriction limits this aggregate investment to 15% of that Fund's total assets.